ADVANCED SERIES TRUST

Gateway Center Three, 4th Floor

100 Mulberry Street

Newark, New Jersey 07102

August 16, 2011

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	497 Filing for Advanced Series Trust
Registration numbers 033-24962 and 811-05186

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a supplement, dated August 2, 2011 (SEC accession number 0000067590-11-000515), to the Prospectus, dated May 1, 2011 for Advanced Series Trust. The purpose of the filing is to submit the 497 filing dated August 2, 2011 in XBRL for the Fund.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at
(973) 802-6469.

Sincerely,

/s/ Jonathan D. Shain
Jonathan D. Shain
Assistant Secretary